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                                                                    EXHIBIT 99.2









COMBINED CONDENSED FINANCIAL STATEMENTS

Suburban Newspapers of Greater St. Louis, LLC and The Ladue News, Inc.

June 25, 2000


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                  Suburban Newspapers of Greater St. Louis, LLC
                            and The Ladue News, Inc.

                     Combined Condensed Financial Statements

                                  June 25, 2000



                                    CONTENTS



Combined Condensed Balance Sheet...............................................1
Combined Condensed Statement of Income.........................................2
Combined Condensed Statement of Cash Flows.....................................3
Note to Combined Condensed Financial Statements................................4


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                  Suburban Newspapers of Greater St. Louis, LLC
                            and The Ladue News, Inc.

                        Combined Condensed Balance Sheet

                                  June 25, 2000
                                   (Unaudited)
                                 (In thousands)



ASSETS
Current assets:
   Cash                                                                                 $             27
   Accounts receivable, less allowance for doubtful accounts of $408                               8,347
   Inventories                                                                                     1,135
   Other current assets                                                                              823
                                                                                        -------------------
Total current assets                                                                              10,332

Property, plant and equipment, net                                                                 7,763

Intangible and other assets                                                                        4,940
                                                                                        -------------------
Total assets                                                                            $         23,035
                                                                                        ===================

LIABILITIES AND SHAREOWNERS' NET INVESTMENT
Current liabilities:
   Accounts payable                                                                     $            710
   Other accrued expenses and current liabilities                                                  1,144
                                                                                        -------------------
Total current liabilities                                                                          1,854

Accrued retiree benefits and other liabilities                                                       590

Commitments and contingencies

Shareowners' net investment                                                                       20,591
                                                                                        -------------------
Total liabilities and shareowners' net investment                                       $         23,035
                                                                                        ===================



See accompanying notes.






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                  Suburban Newspapers of Greater St. Louis, LLC
                            and The Ladue News, Inc.

                     Combined Condensed Statement of Income

                         Six Months Ended June 25, 2000
                                   (Unaudited)
                                 (In thousands)


 Revenues:
   Advertising                                                                          $         25,349
   Circulation                                                                                       163
                                                                                        -------------------
                                                                                                  25,512

Operating expenses                                                                                20,382
Depreciation and amortization                                                                        876
                                                                                        -------------------

Operating income                                                                                   4,254

Interest expense                                                                                     (24)
                                                                                        -------------------

Income before provision for income taxes                                                           4,230

Provision for income taxes                                                                         1,764
                                                                                        -------------------

Net income                                                                              $          2,466
                                                                                        ===================



See accompanying notes.




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                  Suburban Newspapers of Greater St. Louis, LLC
                            and The Ladue News, Inc.

                   Combined Condensed Statement of Cash Flows

                         Six Months Ended June 25, 2000
                                   (Unaudited)
                                 (In thousands)


CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                              $          2,466
Adjustments to reconcile net income to net cash provided by operating activities:
   Depreciation and amortization                                                                     876
   Decrease in accounts receivable                                                                   358
   Decrease in inventories                                                                           339
   Decrease in other current assets                                                                   59
   Decrease in accounts payable and other current liabilities                                       (500)
   Decrease in accrued retiree benefits and other liabilities                                       (128)
   Net other                                                                                         140
                                                                                        -------------------
Net cash provided by operating activities                                                          3,610

CASH FLOWS FROM INVESTING ACTIVITIES
Net additions to property, plant and equipment                                                      (261)
                                                                                        -------------------
Net cash used in investing activities                                                               (261)

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in shareowners' net investment                                                           (3,673)
                                                                                        -------------------
Net cash used in financing activities                                                             (3,673)
                                                                                        -------------------

Decrease in cash                                                                                    (324)
Cash, beginning of year                                                                              351
                                                                                        -------------------
Cash, end of period                                                                     $             27
                                                                                        ===================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest                                                $             24
                                                                                        ===================



See accompanying notes.



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                  Suburban Newspapers of Greater St. Louis, LLC
                            and The Ladue News, Inc.

                 Note to Combined Condensed Financial Statements

                                  June 25, 2000

                                   (Unaudited)


1.  ORGANIZATION AND BASIS OF PRESENTATION

The accompanying combined condensed financial statements include the accounts of the Suburban Newspapers of Greater St. Louis, LLC ("SNGSL") and The Ladue News, Inc. ("Ladue") (collectively, "the Companies"). The Companies publish non-daily newspapers serving the greater St. Louis area. These financial statements should be read in conjunction with the financial statements as of and for the year ended December 26, 1999. All adjustments that, in the opinion of management, are necessary for a fair presentation of the results of operations for the interim period have been reflected. All such adjustments consist of normal recurring accruals unless otherwise disclosed. The results of operations for such interim period are not necessarily indicative of the results to be expected for the full year.




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